MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All Amounts in US dollars unless otherwise stated


Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           16-Feb-99
Current Calculation Date       9-Feb-99
Previous Payment Date          15-Jan-99
Previous Calculation Date      11-Jan-99
------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

--------------------------------------------------------------------------------------------
                                   Prior         Deposits      Withdrawals     Balance on
                                  Balance                                    Calculation Date
                                 11-Jan-99                                      9-Feb-99
--------------------------------------------------------------------------------------------
Expense Account                  3,044,200.45    1,766,136.09  (2,234,714.43)  2,575,622.11
Collection Account               9,914,254.89   10,417,007.65  (9,914,254.87) 10,417,007.67
Aircraft Purchase Account                   -               -              -              -
Liquidity Reserve cash balance  25,000,000.00               -              -  25,000,000.00
--------------------------------------------------------------------------------------------
Total                           37,958,455.34   12,183,143.74 (12,148,969.30) 37,992,629.78
--------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

--------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                   3,044,200.45
Transfer from Collection Account on previous Payment Date                      1,352,275.69
Permitted Aircraft Accrual                                                       400,000.00
Interim Transfer from Collection Account                                                  -
Interest Income                                                                   13,860.40
Balance on current Calculation Date
 - Payments on previous payment date                                            (767,392.78)
 - Interim payments                                                           (1,456,634.66)
 - other                                                                         (10,686.99)
--------------------------------------------------------------------------------------------
Balance on current Calculation Date                                            2,575,622.11
--------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

--------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                   9,914,254.89
Collections during period
 - lease rentals                                                               8,032,349.00
 - maintenance reserves                                                        1,102,495.00
 - other leasing income                                                        1,137,522.00
 - interest income                                                               133,954.66
 - interim transfer from Expense A/C                                              10,686.99
Transfers from Aircraft Purchase Account                                                  -
Drawings under Credit or Liquidity Enhancement Facilities                                 -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                    -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                    (1,352,275.69)
 - Permitted Aircraft Modifications                                             (400,000.00)
Net Swap payments on previous Payment Date                                      (388,551.22)
Aggregate Note Payments on previous Payment Date                              (7,773,427.96)
Interim Transfer to Expense Account                                                       -
--------------------------------------------------------------------------------------------
Balance on current Calculation Date                                           10,417,007.67
--------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                              15,000,000.00
Second Collection Account Reserve                                             10,000,000.00
Morgan Stanley Facility                                                       10,000,000.00
ILFC Facility
   - Letter of Credit                                          10,000,000.00
   - Cash Security Deposits                                    20,401,351.00  30,401,351.00
                                                                             ---------------
Liquidity Reserve Amount                                                      65,401,351.00
                                                                             ---------------

Minimum Liquidity Reserve Amount                                              15,000,000.00

--------------------------------------------------------------------------------------------

                         MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All Amounts in US dollars unless otherwise stated


Current Payment Date                   15-Jan-99
Current Calculation Date               11-Jan-99
Previous Payment Date                  15-Dec-98
Previous Calculation Date              9-Dec-98
--------------------------------------------------------------------------------

Balance in Collection Account                                                                     10,417,007.67
Liquidity Reserve Amount                                                                          65,401,351.00
                                                                                              ==================
Available Collections                                                                             75,818,358.67
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
-------------------------------------------------------------------------------

Analysis of Current Payment Date Distributions

(I)          Required Expense Amount                                                               1,879,025.37
(II)    a)   Class A Interest but excluding Step-up                                                3,158,571.01
        b)   Swap Payments other than subordinated swap payments                                     786,381.94
(iii)   a)   Repayment of Primary Eligible Credit Facilities                                                  -
        b)   First Collection Account top-up (Minimum liquidity reserve $15 m)                    15,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        478,324.30
(vi)         Class B Minimum principal payment                                                       311,861.74
(vii)        Class C Interest                                                                        580,555.56
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        803,611.11
(x)          Class D Minimum principal payment                                                                -
(xi)    a)   Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
        b)   Second collection account top-up                                                     50,401,351.00
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                                      -
(xiv)        Class C Scheduled principal                                                                      -
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications                                                    400,000.00
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        2,018,676.65
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                          75,818,358.67
             less collection Account Top Ups (iii) (b) and (xi) (b) above                         65,401,351.00
                                                                                              ==================
                                                                                                  10,417,007.67
                                                                                              ==================

--------------------------------------------------------------------------------
                         MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All Amounts in US dollars unless otherwise stated


Current Payment Date                    16-Feb-99
Current Calculation Date                9-Feb-99
Previous Payment Date                   15-Jan-99
Previous Calculation Date               11-Jan-99
--------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

----------------------------------------------------------------------------------------
                                           Subclass        Subclass        Subclass
(a) Floating Rate Notes                       A-1             A-2             B-1

----------------------------------------------------------------------------------------
Applicable LIBOR                               5.00000%        5.00000%        5.00000%
Applicable Margin                               0.2725%         0.4125%         0.7125%
Applicable Interest Rate**                     5.27250%        5.41250%        5.71250%
Day Count                                       Act/360         Act/360         Act/360
Actual Number of Days                                32              32              32
Interest Amount Payable                    1,874,666.67    1,283,904.34      478,324.30
Step-up Interest Amount Payable                       -        NA              NA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total Interest Paid                        1,874,666.67    1,283,904.34      478,324.30
----------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Mar-00       15-Sep-05       15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98       15-Apr-98
----------------------------------------------------------------------------------------
Original Balance                         400,000,000.00  340,000,000.00  100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  266,862,334.36   94,199,533.06
----------------------------------------------------------------------------------------
Extended Pool Factors                           100.00%          92.22%         100.00%
expected Pool Factors                           100.00%          87.77%          96.39%
----------------------------------------------------------------------------------------
Extension Amount                                      -               -               -
expected Pool Factor Amount                           -               -               -
Surplus Amortisation                                  -    2,018,676.65      311,861.74
----------------------------------------------------------------------------------------
Total Principal Distribution Amount                   -    2,018,676.65      311,861.74
----------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    400,000,000.00  264,843,657.71   93,887,671.32
----------------------------------------------------------------------------------------

------------------------------------------------------------------------
(b) Fixed Rate Notes                          C-1             D-1
------------------------------------------------------------------------
Applicable Interest Rate**                        6.97%           8.77%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      580,555.56      803,611.11
------------------------------------------------------------------------
Total Interest Paid                          580,555.56      803,611.11
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Opening Outstanding Principal Balance    100,000,000.00  110,000,000.00
------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                           100.00%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                           -               -
---------------------------
------------------------------------------------------------------------
Total Principal Distribution Amount                   -               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance    100,000,000.00  110,000,000.00
------------------------------------------------------------------------

-----------
** The Exchange Offer was not consummated on or prior to Nov 30,1998.Therefore pursuant to the Registration Rights Agreement, the interest rate borne by each subclass of Notes has been increased by 0.50% per annum over the rate otherwise applicable to such subclass from and after Nov 30,1998 to January 18th,1999 , the date of consummation of the Exchange Offer.


                         MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All Amounts in US dollars unless otherwise stated

Current Payment Date                              16-Feb-99
Current Calculation Date                          9-Feb-99
Previous Payment Date                             15-Jan-99
Previous Calculation Date                         11-Jan-99
--------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                        16-Feb-99
End of Interest Accrual Period                          16-Mar-99
Reference Date                                          12-Feb-99

--------------------------------------------------------------------------------------------------
                                                        A-1             A-2             B-1
--------------------------------------------------------------------------------------------------
Applicable LIBOR                                         4.93563%        4.93563%        4.93563%
Applicable Margin                                         0.2100%         0.3500%         0.6500%
Applicable Interest Rate                                 5.14563%         5.2856%         5.5856%
Actual Pool Factor                                        100.00%          77.90%          93.89%
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Fixed Rate Notes                                        C-1             D-1
----------------------------------------------------------------------------------

Actual Pool Factor                                        100.00%         100.00%

----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes

--------------------------------------------------------------------------------------------------
(a) Floating Rate Notes                                 A-1             A-2             B-1
--------------------------------------------------------------------------------------------------
Opening Outstanding Principal Balance                  100,000.00       78,488.92       94,199.53
Total Principal Payments                                        -          593.73          311.86
Closing Outstanding Principal Balance                  100,000.00       77,895.19       93,887.67

Total Interest                                             468.67          377.62          478.32
Total Premium                                                   -               -               -
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
(b) Fixed Rate Notes                                    C-1             D-1
----------------------------------------------------------------------------------
Opening Outstanding Principal Balance                  100,000.00      100,000.00
Total Principal Payments                                        -               -
Closing Outstanding Principal Balance                  100,000.00      100,000.00

Total Interest                                             580.56          730.56
Total Premium                                                   -               -
----------------------------------------------------------------------------------